Boyd Watterson Limited Duration
Enhanced Income Fund

Class A Shares BWDAX

Class C Shares BWDCX

Class I Shares BWDIX

Class I2 Shares BWDTX

(the “Fund”)

a series of Northern Lights Fund Trust III

Supplement dated February 27, 2024

to the Prospectus and Statement of Additional Information (the “SAI”)
of the Fund, each dated November 1, 2023

This Supplement provides new and additional information beyond that contained in Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

The following notice contains important information regarding the conversion of Class A and Class C shares of the Fund into Class I shares of the Fund.

Effective March 1, 2024, shareholders of Class A and Class C shares of the Fund are closed to all new and subsequent investments.

Shareholders of Class A and Class C shares of the Fund will have their shares converted into Class I shares of the Fund on March 28, 2024 (the “Conversion Date”). This conversion is not expected to result in taxable gain or loss for shareholders, although each shareholder should consult with his or her own tax advisor. ANY SHAREHOLDERS WHO HAVE NOT EXCHANGED OR REDEEMED THEIR CLASS A OR CLASS C SHARES ON OR PRIOR TO THE CONVERSION DATE WILL HAVE THEIR SHARES AUTOMATICALLY CONVERTED INTO CLASS I SHARES.

Effective March 1, 2024, all references and information related to Class A and Class C shares in the Prospectus and SAI are hereby deleted in their entirety. The following information replaces the section entitled “Purchase and Sale of Fund Shares” on page 6 of the Prospectus:

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

Class	Initial Investment		Subsequent Investment
	Regular Account	Retirement Account	Regular Account	Retirement Account
I	$1,000	$1,000	$100	$100
I2	$1,000	$1,000	$100	$100

The Fund reserves the right to waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

The following information replaces the section entitled “Minimum and Additional Investment Amounts” on page 18 of the Prospectus:

Minimum and Additional Investment Amounts: The minimum initial and subsequent investment by class of shares is:

Class	Initial Investment		Subsequent Investment
	Regular Account	Retirement Account	Regular Account	Retirement Account
I	$1,000	$1,000	$100	$100
I2	$1,000	$1,000	$100	$100

The Fund reserves the right to waive any minimum. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

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You should read this Supplement in conjunction with the Fund’s Prospectus and SAI, each dated November 1, 2023. This Supplement provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This Supplement is available upon request and without charge by calling the Fund toll-free at 1-877-345-9597.

Please retain this Supplement for future reference.